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                     AMENDMENT TO STOCK PURCHASE AGREEEMENT



         Effective June 1, 2000, the stock purchase agreement, dated as of March 10, 2000 between Intellicall, Inc. ("Seller") and Gotthardfin Limited ("Purchaser") is amended to read as follows:

                  Further Agreements.
                  ------------------

                  (c) During the period commencing on the Closing Date and ending on the one-year anniversary of the Closing Date (the "Option Period"), Purchaser hereby grants to Seller an option (the "Option") to repurchase all or any part of the Shares for a purchase price of U.S. $250 per share (subject to appropriate adjustment for any stock split, stock dividends or the like). The Option may be exercised by Seller by delivery of written note to Purchaser indicating the number of Shares to be repurchased and the date to be repurchased (which date may be no later than thirty (30) days following the date of such written notice). The repurchase price shall be paid in immediately available funds, unless otherwise agreed to by Purchaser. The Option shall be assignable by Seller upon written notice to Purchaser.

                  (d) Upon an offer from a third party to purchase the ILD shares, the Purchaser grants the Seller the right of first refusal to match the offer presented by the third party within 24 hours of receipt of such offer.

         EXECUTED as of the date first set forth above.

                                            GOTTHARDFIN LIMITED


                                            -----------------------------
                                            By: /s/ Nicola Mordasini

                   Title: Vice-Chairman of the Executive Board


                                            -----------------------------
                                            By: /s/ Gabriele Zanetti

                                            Title: Member of Management


                                            INTELLICALL, INC.


                                            ------------------------------
                                            By: /s/ R. Phillip Boyd

                                            Title: CFO






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